SALES REPRESENTATIVE AGREEMENT

     THIS SALES REPRESENTATIVE AGREEMENT ("AGREEMENT") is made this 15th day of August, 2003 by and between Petters Consumer Brands, LLC, a limited liability company organized under the laws of Delaware, having its principal offices at 4400 Baker Road, Minnetonka, Minnesota 55343, U.S.A. ("PRINCIPAL") and GSI Technologies USA Inc., a corporation organized under the laws of Delaware and having its principal offices at 400 St-Jacques, Suite 500, Montreal, Quebec Canada H2Y-1S1 ("REPRESENTATIVE").

     WHEREAS, Principal has a license with Polaroid Corporation whereby Principal has the right to manufacture and sell certain electronic consumer products utilizing the "POLAROID" trademark; and

     WHEREAS, Representative possesses the skill and experience necessary to promote and solicit offers and orders for consumer products from certain customers; and

     WHEREAS, Principal is willing to appoint Representative, and Representative is willing to accept such appointment, as Principal's sales and purchase representative for Polaroid products with respect to certain customers in the Field, as further set forth below.

     NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, Principal and Representative agree as follows:

1)   Definitions.  For  purposes  of  this  Agreement,  the  following words and
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     phrases,  where  written  with  an  initial  capital letter, shall have the meanings  assigned  to  them  below  unless the context otherwise requires:

     a) "CUSTOMERS" shall mean customers, potential customers or prospects in the Territory, in the Field.

     b) "FIELD" shall mean the out-of-home digital signage market, broadcasting solutions principally for media operators, advertisers and others seeking to reach the greatest number of "viewers per day" at the street level by the strategic placement of digital signage that is readily visible to pedestrians and motorists.

     c) "INTELLECTUAL PROPERTY" shall mean any and all patents (and applications therefore), trademarks (and applications therefore), trade names, trade dress, copyrights and other intellectual property rights or proprietary rights of Principal and/or Polaroid Corporation.

     d) "MINIMUM SALES REQUIREMENTS" shall mean those annual targets for unit quantities of Products as provided on Exhibit A for the initial term of this Agreement and as revised by mutual agreement of the parties for each year thereafter.

     e) "NET SELLING PRICE" shall mean the amount received by Principal for Products sold to Customers.

     f) "PRINCIPAL INFORMATION" shall mean all information, other than information that is in published form or expressly designated by Principal as nonconfidential, which is directly or indirectly disclosed to Representative by Principal, relating in any way to Principal's business, including, without limitation, information relating to Principal's markets, customers, products, patents, trademarks, trade names, other intellectual property rights, inventions, procedures, methods, designs, plans, organization, assets, liabilities, costs, revenue, employees or business in general.


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     g)   "PRODUCTS"  shall mean those "POLAROID" products sold by Principal and listed  on  the attached Exhibit B, as amended by Principal in writing
                                   ---------
          from time to time in its sole discretion, and all improvements, modifications or replacements of such products; however, Representative acknowledges that Principal may produce and/or acquire certain products that Principal may not include on Exhibit B.
                                                             ---------

     h) "TERMS AND CONDITIONS" shall mean Principal's Terms and Conditions for the sale of Products, as provided to Representative from time to time.

     i)   "TERRITORY"  shall  mean  the  United  States,  Canada  and  Mexico.

2)   Appointment.
     -----------

     a)   Scope.  Principal  hereby  appoints Representative, and Representative
         ------
          hereby accepts appointment, as Principal's non-exclusive sales representative solely with respect to Customers in the Territory, in the Field, for the purpose of soliciting and obtaining orders for Products subject to the terms of this Agreement. Principal reserves the right to sell Products directly to Customers. Representative shall use its best efforts to do the following:

          i) diligently seek business from the Customers for the purchase of Products;

          ii) negotiate for the sale of Products to Customers under the Terms and Conditions and in accordance with instructions from Principal; and

          iii) cooperate with Principal to the fullest extent in implementing the programs, policies, directions, requests and instructions of Principal.

     b)   Exclusivity.  Representative  shall not represent, distribute for, act
          -----------
          as agent for, use, engage or work with any other supplier, manufacturer, distributor or other provider of Products in the Territory, in the Field during the Term of this Agreement. However, Representative has the right to sell its own products in the event a particular project does not require products from Principal (e.g., if a purchaser would already have screens, Representative may sell software only).

     c)   Independent  Contractors.  The  relationship  of  Principal  and
          ------------------------
          Representative shall be that of independent contractors and nothing contained in this Agreement shall be construed to (i) give either party the power to direct and control the day-to-day activities of the other, (ii) constitute the parties as partners, joint venturers, co-owners or otherwise as participants in a joint or common undertaking, or (iii) constitute Representative or its agents or employees as the agents or employees of Principal or to grant to them any power or authority to act for, bind or otherwise create or assume any obligation on behalf of Principal for any purpose whatsoever.

     d)   Product  Changes.  Principal  shall  be  under  no  obligation  to
          ----------------
          Representative to continue its business or to continue to sell or supply any of the Products.

     e)   Samples.  Principal  shall  provide  Representative  with  reasonable
          -------
          quantities of Product samples at Principal's then current cost of such Product samples. All samples shall be used solely for demonstration purposes and shall not be sold, leased or otherwise disposed of by Representative to any third party.


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3)  Solicitation  And  Acceptance  of  Orders  or  Offers  to  Sell.
    ---------------------------------------------------------------

     a)   Solicitation.  All of Representative's solicitations will be conducted
          ------------
          in accordance with such procedures, prices, terms and conditions as Principal may specify from time to time. All quotations and orders for Products must be submitted under Principal's then current Terms and Conditions and using such forms as Principal may from time to time provide to Representative.

     b)   Acceptance.  All purchase orders solicited by Representative hereunder
          ----------
          are subject to acceptance or rejection by Principal at its offices in Minnetonka, Minnesota, U.S.A., which approval or rejection shall, in all cases, be given in writing to the customer. No such order or offer shall be binding upon Principal until so accepted. Principal shall have the right to refuse to enter into any sales transaction for any other reason which, in the sole judgment of Principal, is reasonable grounds for refusal. Representative shall not be entitled to any compensation on any rejected orders or offers.

     c)   No Solicitation. Representative shall limit its promotional activities
          ---------------
          with respect to Products to Customers and refrain from soliciting any sales of Products to persons or entities other than Customers.

4)   General  Obligations  of  Representative.
     ----------------------------------------

     a)   Informing Customers. Representative agrees fully to inform all persons
          -------------------
          and entities with which it has dealings that (i) Representative is a representative of Principal and not a representative of Polaroid
          Corporation; (ii) Representative has no authority to vary, alter, enlarge or limit Principal's then current Terms and Conditions as provided to Representative by Principal from time to time, nor to make any allowances or adjustments in accounts or authorize the return of any Products, without first obtaining, in each and every instance, Principal's prior written authorization; and (iii) Representative has no right, power or authority to accept any order to purchase, or to assume or create any obligation, express or implied, on behalf of Principal.

     b)   Personnel.  Representative  shall  employ  or  retain  an  adequate
          ---------
          organization of well-trained and qualified personnel to effectively perform its obligations hereunder. Representative shall comply fully with its obligations under applicable labor, tax and social welfare laws with respect to its personnel and shall keep at its expense full and accurate books and records documenting such compliance.

     c)   Customer  Support and Cooperation with Principal. Representative shall
          ------------------------------------------------
          (i) respond promptly to any reasonable request by Principal for market or other relevant information; (ii) forward promptly to Principal any inquiry or other communication concerning the Products; (iii) cooperate fully with Principal in dealing with any customer complaints concerning the Products and to take such action to resolve such complaints as may be reasonably requested by Principal; and (iv) cooperate fully with Principal in regard to all sales and customer support activities related to the Products.

     d)   Promotional  Materials.  Principal  will furnish Representative with a
          ----------------------
          reasonable quantity of Principal's advertising, marketing and promotional materials for use by Representative. Representative may not use promotional, marketing or advertising materials other than those materials supplied by Principal unless (i) it has received Principal's prior written approval to use such materials and (ii) any copyright or other Intellectual Property notice on the original
          Principal text has been accurately reproduced on Representative's materials.


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
     e)   Other  Marketing Materials. Representative shall be allowed to display
          --------------------------
          Products and their respective specifications (excluding any pricing) on its website for the sole purpose of advertising, promoting, selling and distributing such Products.

     f)   Reports.  No later than 15 days after the close of each calendar month
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          during  each  year  of  this  Agreement, or at any other time upon the written request of Principal, Representative shall provide Principal with a report summarizing Representative's activities under this Agreement for the month just ended (or other requested period), including, without limitation, progress on marketing and promotion and future plans related thereto. Representative shall also provide any reasonable additional data Principal requires to evaluate Representative's performance.

     g)   Custody  of  Products.  During  the  term  of  this  Agreement, unless
          ---------------------
          otherwise approved in advance in writing by Principal, Representative shall keep the Products and any copies of or ancillary materials related to the Products in secure and suitable storage and shall, at its own expense, maintain adequate security and insurance for any Products, Principal Information and related materials in Representative's possession. Representative shall not make any modifications to the Products and shall not alter or remove any trademarks, trade names or other identifying marks attached to or contained in the Products or Product packaging.

     h)   Minimum  Sales Requirement. Representative understands and agrees that
          --------------------------
          the establishment and achievement of the Minimum Sales Requirement is the essence of this Agreement, and that failure by Representative to satisfy its Minimum Sales Requirement shall constitute a material breach of this Agreement, entitling Principal to terminate this Agreement. As a result, Representative agrees that it will obtain third-party orders, which total at least the quantities specified in Exhibit A for each of the time periods specified therein. The parties hereto acknowledge and agree that any amendment or modification to Exhibit A must be in a writing signed by both parties.

5)  Compensation.
    ------------

     a)   General.  Subject  to  the  provisions  hereof,  Principal shall quote
          -------
          Representative a net price for each Product. Representative shall be entitled to any margin received from customers over and above such quoted net price as the sole and exclusive compensation to Representative for any and all services hereunder performed with regard to the solicitation or obtaining of orders for the Products. By way of example, if Principal quotes a certain Product to Representative at $2,400 and Representative sells such Product to a customer for $2,700, Representative shall receive compensation of $300.

     b)   Payment  of  Compensation. Principal shall make payment of such margin
          -------------------------
          to Representative only on Products as to which full payment is received from or on behalf of customers. Where such payments received by Principal only partially fulfill the entire obligation to Principal, the compensation payable thereon shall be limited to the pro rata portion of the amount of the Net Selling Price actually received by Principal. Payment of compensation shall be made on or about the 15th day of the month following the month that full payment has been received from customers by Principal.

     c)   Returns.  Principal shall charge against Representative's compensation
          -------
          account the amount of any compensation already credited or paid in connection with adjustments for returned goods and refunds. Any net amounts due from Representative to Principal after such adjustments shall be paid to Principal upon demand.


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
     d)   Sales  to Customers. Representative will be compensated only for sales
          -------------------
          made by Principal to Customers. A sale shall be deemed made to a Customer when an order for the Products is placed or received from a Customer and the Product is delivered to such Customer.

     e)   Participation  Required. Representative shall be compensated for sales
          -----------------------
          made by Principal to Customers only if and to the extent that Representative has directly and materially participated in soliciting or obtaining such sales.

     f)   Assignment.  During  the  term of this Agreement, Representative shall
          ----------
          not have the right to assign compensation hereunder prior to the time such compensation has been earned and may be rightfully claimed by Representative, but all compensation properly due shall in any event inure to the benefit of Representative's legal successors.

     g)   Orders  Received.  Notwithstanding any other provision of this Section
          ----------------
          5, upon termination of this Agreement by either party, Principal will continue to pay compensation as provided in this Section 5 on all sales with respect to which orders or offers to sell to Principal are received and accepted by Principal as of the date of such termination, provided that Representative shall have participated directly and materially in the solicitation or obtaining of such orders.

     h)   Collection.  All  invoices to Customers shall be rendered by Principal
          ----------
          directly to the customers. It is expressly understood that full power and authority for all collections rests with Principal, which shall exercise complete control over the approval of all customers credits, orders and contracts. Representative agrees to cooperate with and assist Principal in such collections and to report to Principal any available credit information with respect to Customers.

6)   Intellectual  Property.  Representative  shall  have  no  right, license or
     ----------------------
     interest in or to any Intellectual Property. Nothing contained in this Agreement shall be deemed to grant Representative any right, license or interest in or to any Intellectual Property.

7)   Term  and  Termination.
     ----------------------

     a)   Term. This Agreement shall enter into force as of the date first above
          ----
          written and shall continue in force for an initial period of one year. Thereafter, this Agreement shall be renewed for additional periods of one year each unless either of the parties shall have given the other party written notice of its termination of this Agreement no later than 30 days prior to the end of the initial or any renewal term hereof.

     b)   Additional  Termination  Provisions. Notwithstanding the provisions of
          -----------------------------------
          Section 7(a) above, this Agreement may be terminated earlier as follows:

          i) immediately by Principal if Principal's right or ability to license, manufacture, sell, distribute or otherwise supply any of the Products is terminated or revoked for any reason;

          ii) by either party upon written notice to the other party if Principal or Representative so elects, in its sole discretion and for any reason, and provides at least 30 days' written notice prior to such termination;

          iii) by either party upon written notice to the other party if the other party is in material breach of this Agreement and has failed to cure such breach within 15 days of receipt of written notice thereof from the first party;


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
          iv) by either party upon written notice to the other party if the other party files a petition of any type as to its bankruptcy, is declared bankrupt, becomes insolvent, makes an assignment for the benefit of creditors, goes into liquidation or receivership, or otherwise loses legal control of its business involuntarily;

          v) by Principal upon written notice to the Representative if Representative fails to achieve its Minimum Sales Requirement for any year during the term of this Agreement;

          vi) by Principal upon written notice to the Representative in the event of any material change in the management, ownership or control of Representative; and

          vii) by either party upon written notice to the other party if an event of Force Majeure (as defined below) continues for more than 60 days.

     c)   Termination Rights and Obligations. Upon termination of this Agreement
          ----------------------------------
          for any reason, the parties shall have the following rights and obligations:

          i) Representative shall have no further right to solicit or obtain orders for Product or use any Intellectual Property in any manner.

          ii) Neither party shall be released from the obligation to make payment of all amounts then or thereafter due and payable, except that Principal shall have the right to withhold any amounts owed to it by Representative from amounts payable to Representative.

          iii) Representative shall cooperate with Principal (A) to transfer Customer contracts, existing contracts, goodwill and other aspects of Principal's business to Principal or to one or more representatives appointed by Principal and (B) to transfer to Principal or to one or more representatives designated by Principal all other property of Principal in the possession of Representative or its agents or employees.

8)   Force  Majeure.
     --------------

     a)   Definition.  "FORCE  MAJEURE" shall mean any event or condition beyond
          ----------
          the reasonable control of either party that prevents, in whole or in material part, the performance by one of the parties of its obligations hereunder or which renders the performance of such obligations so difficult or costly as to make such performance commercially unreasonable, including, without limitation, acts of State or governmental action, riots, disturbance, war, strikes, terrorism, lockouts, slowdowns, prolonged shortage of energy or other supplies, epidemics, fire, flood, hurricane, typhoon, earthquake, lightning or explosion.

     b)   Notice;  Suspension  of  Performance. Upon written notice to the other
          ------------------------------------
          party, a party affected by an event of Force Majeure shall be suspended without any liability on its part from the performance of its obligations under this Agreement, except for the obligation to pay any amounts due and owing hereunder. Such notice shall include a description of the nature of the event of Force Majeure, and its cause and possible consequences. The party claiming Force Majeure shall also promptly notify the other party of the termination of such event. During the period that the performance by one of the parties of its obligations under this Agreement has been suspended by reason of an event of Force Majeure, the other party may likewise suspend the performance of all or part of its obligations hereunder to the extent that such suspension is commercially reasonable.


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
9)   Confidential  Information.
     -------------------------

     a)   Confidential  Information. Representative acknowledges and agrees that
          -------------------------
          all Principal Information is confidential and proprietary to Principal and Representative shall not use any Principal Information during the term of this Agreement, and for a period of five years thereafter, for any purpose other than as permitted or required for performance by Representative of its obligations under this Agreement. Representative further agrees not to disclose or provide any Principal Information to any third party and to take all necessary measures to prevent any such disclosure by its employees, agents and affiliates during the term hereof and for a period of five years thereafter. Nothing herein shall prevent Representative from disclosing information that is, or hereafter becomes, part of the public domain through no fault of Representative.

     b)   Return  of  Confidential  Information.  Upon  termination  hereof,
          -------------------------------------
          Representative shall return to Principal all Principal Information, including without limitation, all brochures, company reports, customer lists and the like. The return of any and all such items shall be a condition of Principal's obligation to pay any compensation otherwise due; provided, however, that such condition shall not be an exclusive remedy to Principal, but shall be in addition to all other rights and remedies of Principal hereunder.

10)  Governing  Law; Dispute Resolution. This Agreement and any disputes arising
     ----------------------------------
     under this Agreement shall be governed by and interpreted in accordance with the laws of the State of Minnesota, excluding any conflict of law rules or principle therein contained under which any other law would be made applicable. The parties stipulate to the exclusive jurisdiction and venue of the courts of Minnesota to resolve any dispute relating to this Agreement, or arising hereunder, or by virtue of the relationship of the parties. The prevailing party in any proceeding brought to enforce the provisions of this Agreement or to seek a remedy for any breach (including an arbitration action or administrative proceeding) shall be entitled to receive reimbursement of its reasonable attorney and paralegal fees as well as court costs, litigation expenses, and other disbursements incurred in connection with such proceeding, including fees and expenses incurred in any appellate proceeding.

11)  General.
     -------

     a)   Assignment.  The  Company's  rights  under  this  Agreement  shall  be
          ----------
          assignable, and its duties may be delegated. Representative's rights under this Agreement shall not be assignable nor shall Representative's duties be delegated. Nothing contained in this Agreement, expressed or implied, is intended to confer upon any person or entity other than the parties any rights or remedies resulting from this Agreement unless so stated to the contrary. Any prohibited assignment shall be null and void.

     b)   Disclosure of Information. In addition to the provisions of Section 9,
          -------------------------
          each of the parties to this Agreement hereby agrees with the other parties hereto that no press release or similar public announcement or communication will be made or caused to be made concerning the execution or performance of this Agreement unless specifically approved in advance by all parties hereto.

     c)   Notices.  Notices permitted or required to be given hereunder shall be
          -------
          deemed sufficient if given (i) by overnight courier or registered or certified mail, postage prepaid, return receipt requested, addressed to the respective addresses of the parties as first above written or at such other addresses as the respective parties may designate by like notice from time to time, or (ii) by facsimile to the facsimile number provided by each party. If given by overnight courier or by registered or certified mail, notices shall be effective upon receipt by the party to which notice is given, or on the 10th day following the date such notice was sent in the case of overnight courier or posted in the case of mail,


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
          whichever occurs first. If given by facsimile, notices shall be effective upon the earlier of receipt by the party to which notice is given or the first business day following dispatch of the notice.

     d)   Waiver.  No  failure  by either party to take any action or assert any
          ------
          right hereunder shall be deemed to be a waiver of such right in the event of the continuation or repetition of the circumstances giving rise to such right.

     e)   Indemnity.  Representative shall indemnify and hold harmless Principal
          ---------
          and its officers, directors, employees, agents, successors and assigns (collectively, "AFFILIATES") from any claim, demand, liability, cause of action, loss, damage or expense (including, without limitation, reasonable attorneys fees, cost of suit or cost of settlement) that arises out of or is related to the acts or omissions of Representative or any of its directors, officers, employees or agents, including, without limitation, any (i) breach of this Agreement, (ii) promotion, solicitation, sale or distribution of the Products or use of any Intellectual Property, (ii) negligence or other tortuous conduct,
          (iii) representations or statements not specifically authorized by Principal herein or otherwise in writing or (iv) violation by the Representative or any of its directors, officers, employees or agents of any applicable law, regulation or order.

     f)   Books and Records. Representative shall keep accurate books of account
          -----------------
          and records covering all transactions and legal obligations relating to the subject matter herein. Principal and its authorized representatives and agents, upon giving 3 days prior written notice, shall have the right at all reasonable business hours to freely and fully examine such books of account and records in Representatives possession or under its control with respect to the subject matter and terms of this Agreement, including the right, at Principal's expense, to make copies and extracts therefrom. All such books of account and records shall be kept available for at least one year after the termination or expiration of this Agreement.

     g)   Entire  Agreement.  This  Agreement,  including  all Exhibits attached
          -----------------
          hereto and incorporated as an integral part of this Agreement, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all previous agreements by and between principal and representative as well as all proposals, oral or written, and all negotiations, conversations or discussions heretofore had between the parties related to this Agreement. Representative acknowledges that it has not been induced to enter into this Agreement by any representations or statements, oral or written, not expressly contained herein.

     h)   Modification.  No  modification  of this Agreement shall be binding on
          ------------
          either  party  unless  it  is  in  writing and signed by both parties.

     i)   Severability.  The  illegality or unenforceability of any provision of
          ------------
          this Agreement shall not affect the validity and enforceability of any legal and enforceable provisions hereof.

     j)   Limitation of Damages; Remedies. IN NO EVENT SHALL PRINCIPAL BE LIABLE
          -------------------------------
          TO REPRESENTATIVE, A CUSTOMER OR ANY OTHER PARTY FOR (1) LOSS OF PROFITS, GOODWILL OR OTHER FINANCIAL LOSS, OR INDIRECT, SPECIAL, CONSEQUENTIAL, INCIDENTAL OR PUNITIVE DAMAGES ARISING OUT OF THIS AGREEMENT, WHETHER OR NOT FORSEEABLE AND EVEN IF PRINCIPAL SHALL HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH POTENTIAL LOSS OR DAMAGE BY REPRESENTATIVE OR REPRESENTATIVE'S CUSTOMERS; OR (2) ANY CLAIM THAT AROSE MORE THAN ONE YEAR PRIOR TO THE INSTITUTION OF SUIT THEREON. TO THE FULLEST EXTENT ALLOWED BY LAW, THE WARRANTIES AND REMEDIES SET FORTH IN THIS AGREEMENT ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES OR

          CONDITIONS, EXPRESS OR IMPLIED, STATUTORY OR OTHERWISE AND BOTH PARTIES HEREBY WAIVE ANY OTHER REMEDY, WHETHER IN LAW OR AT EQUITY.

     k)   Survival.  Upon  any  termination or expiration of this Agreement, the
          --------
          following provisions shall survive according to their terms: Sections 6, 7, 9, 10 and 11.

     l)   Copies;  Counterparts.  The  parties  shall  sign  two  copies of this
          ---------------------
          Agreement, one of which shall be retained by the Representative and one to be retained by the Principal, each of which shall be deemed an original. Each copy of this Agreement may be executed in two or more counterparts, each of which shall be deemed an original.

     IN WITNESS WHEREOF, the parties have executed this Sales Representative Agreement as of the day and date set forth above.


PETTERS CONSUMER BRANDS, LLC                  GSI TECHNOLOGIES USA INC.


By:                                           By:
    ---------------------------                   -----------------------------
Name:  Cord Christensen                       Name:  Marie El-Ahmar Eid
    ---------------------------                   -----------------------------
Its:  President                               Its:  Director and Secretary
    ---------------------------                   -----------------------------

                                    EXHIBIT A
                                    ---------
                           Minimum Sales Requirements




Representative shall sell a minimum of 5,000 42" plasma screens within 12 months of the date of this Agreement (the initial term of this Agreement).





EXHIBIT A - INITIALS:                                          DATE:
                     ---------------    ---------------             ------------
                     PRINCIPAL          REPRESENTATIVE

                                    EXHIBIT B
                                    ---------
                                    Products


            ----------------------------------------------------------------
            Product Description                   UPC
            ----------------------------------------------------------------
            42" Plasma PLA-4200                   826219000163
            ----------------------------------------------------------------
            17" HDTV LCD-1750                     826219000378
            ----------------------------------------------------------------
            20" HDTV LCD-2050                     826219000385
            ----------------------------------------------------------------

Unless provided otherwise, Products also include those items set forth on the most recent price sheet distributed to Representative by Principal.





EXHIBIT B - INITIALS:                                          DATE:
                     ---------------    ---------------             ------------
                     PRINCIPAL          REPRESENTATIVE